EXECUTION COPY
                                                                --------------

                                                                 Exhibit 99.10

===============================================================================




                         GSAA HOME EQUITY TRUST 2007-1


                           ASSET-BACKED CERTIFICATES


                                 SERIES 2007-1


               ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT


                                     among


                         GS MORTGAGE SECURITIES CORP.,
                                  as Assignor


                        U.S. BANK NATIONAL ASSOCIATION,
                 AS TRUSTEE FOR GSAA HOME EQUITY TRUST 2007-1
                                  as Assignee


                                      and


                         WACHOVIA MORTGAGE CORPORATION
                                  as Servicer


                            and as acknowledged by

                    WELLS FARGO BANK, NATIONAL ASSOCIATION
                              as Master Servicer


                                  Dated as of

                               January 30, 2007







=============================================================================

               ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT


          ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT, dated January 30, 2007 (this "Agreement"), among GS Mortgage Securities Corp. (the "Assignor" or "Depositor"), U.S. Bank National Association ("U.S. Bank"), not in its individual capacity, but solely as trustee (in such capacity, the "Trustee") on behalf of GSAA Home Equity Trust 2007-1 (the "Assignee"), Wachovia Mortgage Corporation (the "Servicer") and as acknowledged by Wells Fargo Bank, National Association ("Wells Fargo"), as master servicer (in such capacity, the "Master Servicer").

          For and in consideration of the mutual promises contained herein and other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, and of the mutual covenants herein contained, the parties hereto hereby agree as follows:

          1. Assignment, Assumption and Conveyance.

          The Assignor hereby conveys, sells, grants, transfers and assigns to the Assignee all of the right, title and interest (other than those rights specifically retained by the Assignor pursuant to this Agreement) of the Assignor, as purchaser, in, to and under (a) certain mortgage loans acquired through the Goldman Sachs Residential Mortgage Conduit Program (the "Mortgage Loans") listed on the schedule (the "Mortgage Loan Schedule") attached hereto as Exhibit A and (b) solely insofar as it relates to the Mortgage Loans, that certain Seller's Purchase, Warranties and Servicing Agreement, dated as of April 1, 2006 (the "Servicing Agreement"), by and between Goldman Sachs Mortgage Company as predecessor to the Assignor (in such capacity, the "Owner") and the Servicer. The Assignor hereby agrees that it will (i) deliver possession of notes evidencing the Mortgage Loans to, or at the direction of, the Assignee or its designee and (ii) take in a timely manner all necessary steps under all applicable laws to convey and to perfect the conveyance of the Mortgage Loans as required under the Master Servicing and Trust Agreement, dated as of January 1, 2007 (the "Trust Agreement"), among the Depositor, U.S. Bank, as Trustee and as a custodian, Deutsche Bank National Trust Company, as a custodian, The Bank of New York Trust Company, National Association, as a custodian and Wells Fargo, as Master Servicer and securities administrator.

          The Assignor specifically reserves and does not assign to the Assignee hereunder (i) any and all right, title and interest in, to and under and any obligations of the Assignor with respect to any mortgage loans subject to the Servicing Agreement that are not the Mortgage Loans set forth on the Mortgage Loan Schedule and are not the subject of this Agreement, (ii) any rights and obligations of the Assignor pursuant to the Servicing Agreement arising prior to the date hereof or (iii) the rights and obligations of the Owner under the Servicing Agreement relating to the Owner's right to terminate the Servicer, the Owner's right to receive information from the Servicer, and the Owner's obligation to execute certain confidentiality agreements.

          The Assignee hereby assumes all of the Assignor's obligations under the Mortgage Loans and the Servicing Agreement solely insofar as such obligations relate to the Mortgage Loans, other than the obligations set forth in clauses (ii) and (iii) of the preceding paragraph.

          The parties hereto agree that with respect to the Mortgage Loans being serviced under the Servicing Agreement the Servicing Fee Rate for the Mortgage Loans shall be the rate set forth on the Mortgage Loan Schedule.

          2. Recognition of the Assignee.

               (a) The Servicer hereby acknowledges and agrees that from and after the date hereof (i) the Trust will be the owner of the Mortgage Loans and the Servicer will be the servicer of the Mortgage Loans on or after the applicable Transfer Date pursuant to the terms set forth in the Trust Agreement, (ii) the Servicer shall look solely to the Trust (including the Trustee and the Master Servicer acting on the Trust's behalf) for performance of any obligations of the Assignor under the Mortgage Loans and the Servicing Agreement (solely insofar as it relates to the Mortgage Loans) (except for such obligations of the Assignor retained by the Assignor hereunder), (iii) the Trust (including the Trustee and the Master Servicer acting on the Trust's behalf) shall have all the rights and remedies available to the Assignor, insofar as they relate to (A) the Mortgage Loans and (B) the Servicing Agreement, including, without limitation, the enforcement of the document delivery requirements set forth in Section 2.07 of the Servicing Agreement, and shall be entitled to enforce all of the obligations of the Servicer thereunder insofar as they relate to the Mortgage Loans, including without limitation, the remedies for breaches of representations and warranties set forth in Article III of the Servicing Agreement (except for the rights and remedies retained by the Assignor hereunder), (iv) all references to the Owner under the Servicing Agreement insofar as they relate to the Mortgage Loans shall be deemed to refer to the Trust (except to the extent of the rights and obligations retained by the Assignor hereunder) (including the Trustee and the Servicer acting on the Trust's behalf) and (v) the Mortgage Loans will be part of a REMIC, and the Servicer shall service the Mortgage Loans and any real property acquired upon default thereof (including, without limitation, making or permitting any modification, waiver or amendment of any term of any Mortgage Loan) after the date hereof in accordance with the Servicing Agreement but in no event in a manner that would (A) cause the REMIC to fail to qualify as a REMIC or (B) result in the imposition of a tax upon the REMIC (including but not limited to the tax on prohibited transactions as defined in Section 860F(a)(2) of the Code, the tax on contributions to a REMIC set forth in Section 860G(d) of the Code, and the tax on "net income from foreclosure property" as set forth in Section 860G(c) of the Code). Neither the Servicer nor the Assignor shall amend or agree to amend, modify, waiver, or otherwise alter any of the terms or provisions of the Servicing Agreement which amendment, modification, waiver or other alteration would in any way affect the Mortgage Loans or the Servicer's performance under the Servicing Agreement with respect to the Mortgage Loans without the prior written consent of the Master Servicer.

               (b) From and after the date hereof, the Servicer shall note the transfer of the Mortgage Loans to the Assignee in its books and records, shall recognize the Assignee as the owner of the Mortgage Loans and, notwithstanding anything herein to the contrary, shall service all of the Mortgage Loans for the benefit of the Assignee pursuant to the Servicing Agreement the terms of which are incorporated herein by reference. It is the intention of the Assignor, Servicer and Assignee that the Servicing Agreement shall be binding upon and inure to the benefit of the Servicer and the Assignee and their successors and assigns.

               (c) The Servicer further acknowledges that, from and after the date hereof, it (and any of its successors under the Servicing Agreement) will be subject to the supervision of the Master Servicer with respect to the Mortgage Loans and that the Master Servicer, acting on behalf of the Trustee as the owner of the Mortgage Loans, shall have the same rights with respect to the Mortgage Loans as were assigned by GSMC, in its capacity as the original "Owner" under the Servicing Agreement, to the Assignor under the GSMC Assignment Agreement, and further assigned hereunder by the Assignor to the Trustee, on behalf of the trust formed pursuant to the Trust Agreement. Such rights that Master Servicer may enforce on behalf of the Trustee will include, without limitation, the right to terminate the Servicer under the Servicing Agreement with respect to the Mortgage Loans upon the occurrence of an event of default thereunder, the right to receive all remittances required to be made by the Servicer with respect to the Mortgage Loans under the Servicing Agreement, the right to receive all monthly reports and other data required to be delivered by the Servicer with respect to the Mortgage Loans under the Servicing Agreement and the right to exercise certain rights of consent and approval relating to actions taken by the Servicer with respect to the Mortgage Loans.

     (d) All reports and other data required to be delivered by the Servicer to the "Owner" under the Servicing Agreement with respect to the Mortgage Loans shall be delivered to the Master Servicer at the address set forth in
Section 7 hereof. All remittances required to be made to the Trustee, as the successor in interest to the Assignor under the Servicing Agreement, shall be made instead to the Master Servicer by wire transfer to the following account:

          Wells Fargo Bank, National Association
          ABA #: 121000248
          For credit to: SAS Clearing
          Acct #: 3970771416
          FFC to: GSAA 2007-1 Acct # 50981000

               3. Monthly Reporting.

          Notwithstanding anything to the contrary in the Servicing Agreement, with respect to the Mortgage Loans, not later than the tenth (10th) calendar day of each month (or if such tenth (10th) calendar day is not a Business Day, the immediately succeeding Business Day), the Servicer shall furnish to the Master Servicer (i)(a) monthly loan data in the format set forth in Exhibit B hereto (or in such other format mutually agreed upon between the Servicer and the Master Servicer), (b) default loan data in the format set forth in Exhibit C hereto (or in such other format mutually agreed upon between the Servicer and the Master Servicer and (c) information regarding the realized losses and gains in the format set forth in Exhibit D hereto (or in such other format mutually agreed upon between the Servicer and the Master Servicer), in each case relating to the period ending on the last day of the preceding calendar month, (ii) all such information required pursuant to clause (i)(a) above on a magnetic tape, electronic mail, or other similar media reasonably acceptable to the Master Servicer, and (iii) all supporting documentation with respect to the information required under the preceding paragraph.

          4. Representations and Warranties of the Assignee.

          The Assignee warrants and represents to and covenants with, the Assignor, the Servicer and the Trust as of the date hereof that:

          (a) it is a sophisticated investor able to evaluate the risks and merits of the transactions contemplated hereby, and that it has not relied in connection therewith upon any statements or representations of the Assignor or the Responsible Party other than those contained in the Sale and Servicing Agreement or this Assignment Agreement.

          (b) it is duly and legally authorized to enter into this Assignment Agreement and to perform its obligations hereunder and under the Sale and Servicing Agreement.

          (c) this Assignment Agreement has been duly authorized, executed and delivered by it and (assuming due authorization, execution and delivery thereof by each of the other parties hereto) constitutes its legal, valid and binding obligation, enforceable in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (regardless of whether such enforcement is considered in a proceeding in equity or at law).

          5. Representations and Warranties of the Assignor.

          The Assignor warrants and represents to the Assignee and the Trust as of date hereof that:

          (a) The Assignor is the sole owner of record and holder of the Mortgage Loans and the indebtedness evidenced by each Mortgage Note. The Mortgage Loans are not assigned or pledged, and the Assignor has good, indefeasible and marketable title thereto, and has full right to transfer and sell the Mortgage Loans to the Assignee free and clear of any encumbrance, equity, participation interest, lien, pledge, charge, claim or security interest, and has full right and authority subject to no interest or participation of, or agreement with, any other party, to sell and assign each Mortgage Loan pursuant to this Agreement and following the sale of each Mortgage Loan, the Assignee will own such Mortgage Loan free and clear of any encumbrance, equity, participation interest, lien, pledge, charge, claim or security interest. The Assignor intends to relinquish all rights to possess, control and monitor the Mortgage Loans;

          (b) The Assignor has not waived the performance by any Mortgagor of any action, if such Mortgagor's failure to perform such action would cause the Mortgage Loan to be in default, nor has the Servicer waived any default resulting from any action or inaction by such Mortgagor;

          (c) With respect to the Mortgage Loans, any and all requirements of any federal, state or local law including, without limitation, usury, truth-in-lending, real estate settlement procedures, consumer credit protection, equal credit opportunity and disclosure laws, all applicable predatory and abusive lending laws or unfair and deceptive practices laws applicable to the Mortgage Loans, including, without limitation, any provisions related to Prepayment Premiums, have been complied with, the consummation of the transactions contemplated hereby will not involve the violation of any such laws or regulations; and

          (d) With respect to the Mortgage Loans, none of the Mortgage Loans are (a) subject to the Home Ownership and Equity Protection Act of 1994 or (b) classified as "high cost," "threshold," "covered" or "predatory" loans under any other applicable federal, state or local law (or a similarly classified loan using different terminology under a law imposing heightened regulatory scrutiny or additional legal liability for residential mortgage loans having high interest rates, points and/or fees).

          6. Remedies for Breach of Representations and Warranties of the Assignor.

          With respect to the Mortgage Loans, the Assignor hereby acknowledges and agrees that in the event of any breach of the representations and warranties made by the Assignor set forth in Section 5 hereof or as set forth in the Servicing Agreement that materially and adversely affects the value of the Mortgage Loans or the interest of the Assignee or the Trust therein, within sixty (60) days of the earlier of either discovery by or notice to the Assignor of such breach of a representation or warranty, it shall cure, purchase, cause the purchase of, or substitute for the applicable Mortgage Loan in the same manner and subject to the conditions set forth in the Servicing Agreement.

          7. Termination; Optional Clean-Up Call.

          In connection with the Trust Agreement, the Master Servicer hereby agrees to the following obligations described below. For purposes of this
Section 7 only, any capitalized term used but not defined in this Assignment Agreement has the same meaning assigned thereto in the Trust Agreement.

          In the event that a Person or Persons specified in Section 11.01 of the Trust Agreement chooses to exercise its option set forth therein to purchase the Mortgage Loans and REO Properties or to conduct an Auction Call for such property of the Trust Fund, as the case may be, by no later than the tenth (10th) day of the month of the final distribution, such Person shall notify the Depositor, the Trustee and the Securities Administrator of the final Distribution Date and of the applicable purchase or sale price of the Mortgage Loans and REO Properties determined and in the manner as provided in the Trust Agreement. In the event the Mortgage Loans and REO Properties are purchased or sold pursuant to Section 11.01 of the Trust Agreement, the Master Servicer shall remit to the Securities Administrator the applicable Termination Price on the Remittance Date immediately preceding the applicable final Distribution Date. Upon such final deposit with respect to the Trust Fund and the receipt by the Securities Administrator and the Custodians of a Request for Release therefor, the Master Servicer shall direct the Custodians to release to the Master Servicer or its designee the Custodial Files for the Mortgage Loans.

          8. Continuing Effect. Except as contemplated hereby, the Servicing Agreement and Sale Agreement shall remain in full force and effect in accordance with their respective terms.

          9. Notices. Any notices or other communications permitted or required hereunder or under the Servicing Agreement or Sale Agreement shall be in writing and shall be deemed conclusively to have been given if personally delivered at or mailed by registered mail, postage prepaid, and return receipt requested or transmitted by telex, telegraph or telecopier and confirmed by a similar mailed writing, to:

          (a)       in the case of the Servicer,

                    Wachovia Mortgage Corporation
                    1100 Corporate Center Drive
                    Raleigh, North Carolina 27607
                    Attention: Tom Fowler

or such other address as may hereafter be furnished by the Servicer;

          (b)       in the case of the Master Servicer,

                    Wells Fargo Bank, National Association
                    P.O. Box 98
                    Columbia, Maryland 21046
                    Attention: Corporate Trust Services, GSAA 2007-1

                    Or in the case of overnight deliveries:

                    Wells Fargo Bank, National Association
                    9062 Old Annapolis Road,
                    Columbia, Maryland 21045
                    Attention: Corporate Trust Services, GSAA 2007-1

or such address as may hereafter be furnished by the Master Servicer;

          (c)       in the case of the Assignee,

                    U.S. Bank National Association
                    100 Wall Street, 16th Floor
                    New York, New York 10005
                    Attention: GSAA Home Equity Trust 2007-1
                    Tel: (212) 361-4401

or such other address as may hereafter be furnished by the Assignee; and

          (d)       in the case of the Assignor,

                    GS Mortgage Securities Corp.
                    85 Broad Street
                    New York, New York 10004
                    Attention:  Chris Gething
                    Tel.: (212) 902-1434
                    Fax:  (212) 256-5107

or such address as may hereafter be furnished by the Assignor.

          10. Counterparts. This Agreement may be executed in counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same instrument.

          11. Definitions. Any capitalized term used but not defined in this Agreement has the meaning assigned thereto in the Servicing Agreement.

          12. Trustee Capacity. It is expressly understood and agreed by the parties hereto that (i) this Agreement is executed and delivered by U.S. Bank not individually or personally but solely on behalf of GSAA Home Equity Trust 2007-1, as the Assignee, in the exercise of the powers and authority conferred and vested in it, (ii) each of the representations, undertakings and agreements by U.S. Bank is made and intended for the purpose of binding only the GSAA Home Equity Trust 2007-1, (iii) nothing herein contained shall be construed as creating any liability for U.S. Bank individually or personally, to perform any covenant (either express or implied) contained herein, and all such liability, if any, is hereby expressly waived by the parties hereto, and such waiver shall bind any third party making a claim by or through one of the parties hereto, and (iv) under no circumstances shall U.S. Bank be personally liable for the payment of any indebtedness or expenses of the GSAA Home Equity Trust 2007-1, or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the GSAA Home Equity Trust 2007-1 under this Agreement, the Trust Agreement or any related document.

          13. Third Party Beneficiary. The parties agree that the Master Servicer is intended to be, and shall have the rights of, a third party beneficiary of this Assignment Agreement.

          14. Miscellaneous.

          (a) This Agreement shall be construed in accordance with the laws of the State of New York, without regard to conflicts of law principles, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

          (b) No term or provision of this Agreement may be waived or modified unless such waiver or modification is in writing and signed by the party against whom such waiver or modification is sought to be enforced.

          (c) This Agreement shall inure to the benefit of (i) the successors and assigns of the parties hereto and (ii) the Trust (including the Trustee and the Master Servicer acting on the Trust's behalf). Any entity into which the Assignor or Assignee may be merged or consolidated shall, without the requirement for any further writing, be deemed Assignor, or Assignee, respectively, hereunder.

          (d) Each of this Agreement and the Servicing Agreement shall survive the conveyance of the Mortgage Loans to the Trust and the assignment of the purchase agreements and the Servicing Agreement (to the extent assigned hereunder) by the Assignor to the Assignee and by Assignee to the Trust and nothing contained herein shall supersede or amend the terms of the purchase agreements and the Servicing Agreement.

          (e) In the event that any provision of this Agreement conflicts with any provision of the purchase agreements or the Servicing Agreement with respect to the Mortgage Loans, the terms of this Agreement shall control.


                           [SIGNATURE PAGE FOLLOWS]

          IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized officers as of the date first above written.

                                     GS MORTGAGE SECURITIES CORP.



                                     By: /s/ Greg A. Finck
                                         -------------------------------
                                     Name:  Greg A. Finck
                                     Title:


                                     U.S. BANK NATIONAL ASSOCIATION,
                                     not in its individual capacity but solely as Trustee


                                     By: /s/ Patricia O'Neill
                                         -------------------------------
                                     Name:  Patricia O'Neill
                                     Title: Vice President



                                     WACHOVIA MORTGAGE CORPORATION,
                                     as Servicer



                                     By: /s/ Kendra A. Leeson
                                         -------------------------------
                                     Name:  Kendra A. Leeson
                                     Title: Vice President

Acknowledged and Agreed:

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Master Servicer



By: /s/ Patricia M. Russo
    ---------------------------------------
Name:  Patricia M. Russo
Title: Vice President

                                   EXHIBIT A
                            Mortgage Loan Schedule
                            ----------------------


   [On File with the Securities Administrator as provided by the Depositor]

                                   EXHIBIT B

          Standard File Layout - Master Servicing

---------------------------------------------------------------------------------------------------------------------------------
Column Name                Description                                    Decimal   Format Comment                       Max Size
----------------------------------------------------------------------------------------------------------------------------------
SER_INVESTOR_NBR           A value assigned by the Servicer to define a             Text up to 10 digits                       20
                           group of loans.
----------------------------------------------------------------------------------------------------------------------------------
LOAN_NBR                   A unique identifier assigned to each loan by             Text up to 10 digits                       10
                           the investor.
----------------------------------------------------------------------------------------------------------------------------------
SERVICER_LOAN_NBR          A unique number assigned to a loan by the                Text up to 10 digits                       10
                           Servicer. This may be different than the LOAN_NBR.
----------------------------------------------------------------------------------------------------------------------------------
BORROWER_NAME              The borrower name as received in the file.               Maximum length of 30 (Last, First)         30
                           It is not separated by first and last name.
----------------------------------------------------------------------------------------------------------------------------------
SCHED_PAY_AMT              Scheduled monthly principal and scheduled         2      No commas(,) or dollar signs ($)           11
                           interest payment that a borrower is expected
                           to pay, P&I constant.
----------------------------------------------------------------------------------------------------------------------------------
NOTE_INT_RATE              The loan interest rate as reported by the         4      Max length of 6                             6
                           Servicer.
----------------------------------------------------------------------------------------------------------------------------------
NET_INT_RATE               The loan gross interest rate less the             4      Max length of 6                             6
                           service fee rate as reported by the Servicer.
----------------------------------------------------------------------------------------------------------------------------------
SERV_FEE_RATE              The servicer's fee rate for a loan as             4      Max length of 6                             6
                           reported by the Servicer.
----------------------------------------------------------------------------------------------------------------------------------
SERV_FEE_AMT               The servicer's fee amount for a loan as           2      No commas(,) or dollar signs ($)           11
                           reported by the Servicer.
----------------------------------------------------------------------------------------------------------------------------------
NEW_PAY_AMT                The new loan payment amount as reported by        2      No commas(,) or dollar signs ($)           11
                           the Servicer.
----------------------------------------------------------------------------------------------------------------------------------
NEW_LOAN_RATE              The new loan rate as reported by the              4      Max length of 6                             6
                           Servicer.
----------------------------------------------------------------------------------------------------------------------------------
ARM_INDEX_RATE             The index the Servicer is using to calculate      4      Max length of 6                             6
                           a forecasted rate.
----------------------------------------------------------------------------------------------------------------------------------
ACTL_BEG_PRIN_BAL          The borrower's actual principal balance at        2      No commas(,) or dollar signs ($)           11
                           the beginning of the processing cycle.
----------------------------------------------------------------------------------------------------------------------------------
ACTL_END_PRIN_BAL          The borrower's actual principal balance at        2      No commas(,) or dollar signs ($)           11
                           the end of the processing cycle.
----------------------------------------------------------------------------------------------------------------------------------
BORR_NEXT_PAY_DUE_DATE     The date at the end of processing cycle that             MM/DD/YYYY                                 10
                           the borrower's next payment is due to the
                           Servicer, as reported by Servicer.
----------------------------------------------------------------------------------------------------------------------------------
SERV_CURT_AMT_1            The first curtailment amount to be applied.       2      No commas(,) or dollar signs ($)           11
----------------------------------------------------------------------------------------------------------------------------------
SERV_CURT_DATE_1           The curtailment date associated with the                 MM/DD/YYYY                                 10
                           first curtailment amount.
----------------------------------------------------------------------------------------------------------------------------------
CURT_ADJ_ AMT_1            The curtailment interest on the first             2      No commas(,) or dollar signs ($)           11
                           curtailment amount, if applicable.
----------------------------------------------------------------------------------------------------------------------------------
SERV_CURT_AMT_2            The second curtailment amount to be applied.      2      No commas(,) or dollar signs ($)           11
----------------------------------------------------------------------------------------------------------------------------------
SERV_CURT_DATE_2           The curtailment date associated with the                 MM/DD/YYYY                                 10
                           second curtailment amount.
----------------------------------------------------------------------------------------------------------------------------------
CURT_ADJ_ AMT_2            The curtailment interest on the second            2      No commas(,) or dollar signs ($)           11
                           curtailment amount, if applicable.
----------------------------------------------------------------------------------------------------------------------------------
SERV_CURT_AMT_3            The third curtailment amount to be applied.       2      No commas(,) or dollar signs ($)           11
----------------------------------------------------------------------------------------------------------------------------------
SERV_CURT_DATE_3           The curtailment date associated with the                 MM/DD/YYYY                                 10
                           third curtailment amount.
----------------------------------------------------------------------------------------------------------------------------------
CURT_ADJ_AMT_3             The curtailment interest on the third             2      No commas(,) or dollar signs ($)           11
                           curtailment amount, if applicable.
----------------------------------------------------------------------------------------------------------------------------------
PIF_AMT                    The loan "paid in full" amount as reported        2      No commas(,) or dollar signs ($)           11
                           by the Servicer.
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
PIF_DATE                   The paid in full date as reported by the                 MM/DD/YYYY                                 10
                           Servicer.
----------------------------------------------------------------------------------------------------------------------------------
ACTION_CODE                The standard FNMA numeric code used to indicate the      Action Code Key: 15=Bankruptcy,             2
                           default/delinquent status of a particular loan.          30=Foreclosure, , 60=PIF,
                                                                                    63=Substitution,
                                                                                    65=Repurchase,70=REO
----------------------------------------------------------------------------------------------------------------------------------
INT_ADJ_AMT                The amount of the interest adjustment as          2      No commas(,) or dollar signs ($)           11
                           reported by the Servicer.
----------------------------------------------------------------------------------------------------------------------------------
SOLDIER_SAILOR_ADJ_AMT     The Soldier and Sailor Adjustment amount, if      2      No commas(,) or dollar signs ($)           11
                           applicable.
----------------------------------------------------------------------------------------------------------------------------------
NON_ADV_LOAN_AMT           The Non Recoverable Loan Amount, if               2      No commas(,) or dollar signs ($)           11
                           applicable.
----------------------------------------------------------------------------------------------------------------------------------
LOAN_LOSS_AMT              The amount the Servicer is passing as a           2      No commas(,) or dollar signs ($)           11
                           loss, if applicable.
----------------------------------------------------------------------------------------------------------------------------------
SCHED_BEG_PRIN_BAL         The scheduled outstanding principal amount        2      No commas(,) or dollar signs ($)           11
                           due at the beginning of the cycle date to be
                           passed through to investors.
----------------------------------------------------------------------------------------------------------------------------------
SCHED_END_PRIN_BAL         The scheduled principal balance due to            2      No commas(,) or dollar signs ($)           11
                           investors at the end of a processing cycle.
----------------------------------------------------------------------------------------------------------------------------------
SCHED_PRIN_AMT             The scheduled principal amount as reported        2      No commas(,) or dollar signs ($)           11
                           by the Servicer for the current cycle --
                           only applicable for Scheduled/Scheduled
                           Loans.
----------------------------------------------------------------------------------------------------------------------------------
SCHED_NET_INT              The scheduled gross interest amount less the      2      No commas(,) or dollar signs ($)           11
                           service fee amount for the current cycle as
                           reported by the Servicer -- only applicable for
                           Scheduled/Scheduled Loans.
----------------------------------------------------------------------------------------------------------------------------------
ACTL_PRIN_AMT              The actual principal amount collected by the      2      No commas(,) or dollar signs ($)           11
                           Servicer for the current reporting cycle -- only
                           applicable for Actual/Actual Loans.
----------------------------------------------------------------------------------------------------------------------------------
ACTL_NET_INT               The actual gross interest amount less the         2      No commas(,) or dollar signs ($)           11
                           service fee amount for the current reporting cycle
                           as reported by the Servicer -- only applicable for
                           Actual/Actual Loans.
----------------------------------------------------------------------------------------------------------------------------------
PREPAY_PENALTY_ AMT        The penalty amount received when a borrower       2      No commas(,) or dollar signs ($)           11
                           prepays on his loan as reported by the
                           Servicer.
----------------------------------------------------------------------------------------------------------------------------------
PREPAY_PENALTY_ WAIVED     The prepayment penalty amount for the loan        2      No commas(,) or dollar signs ($)           11
                           waived by the servicer.
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
MOD_DATE                   The Effective Payment Date of the                        MM/DD/YYYY                                 10
                           Modification for the loan.
----------------------------------------------------------------------------------------------------------------------------------
MOD_TYPE                   The Modification Type.                                   Varchar - value can be alpha or            30
                                                                                    numeric
----------------------------------------------------------------------------------------------------------------------------------
DELINQ_P&I_ADVANCE_AMT     The current outstanding principal and             2      No commas(,) or dollar signs ($)           11
                           interest advances made by Servicer.
----------------------------------------------------------------------------------------------------------------------------------

                                   EXHIBIT C


Standard File Layout - Delinquency Reporting

-------------------------------------------------------------------------------------------------------------------------------
Column/Header Name                                           Description                            Decimal   Format Comment
-------------------------------------------------------------------------------------------------------------------------------
SERVICER_LOAN_NBR                   A unique number assigned to a loan by the Servicer.  This
                                    may be different than the LOAN_NBR
-------------------------------------------------------------------------------------------------------------------------------
LOAN_NBR                            A unique identifier assigned to each loan by the originator.
-------------------------------------------------------------------------------------------------------------------------------
CLIENT_NBR                          Servicer Client Number
-------------------------------------------------------------------------------------------------------------------------------
SERV_INVESTOR_NBR                   Contains a unique number as assigned by an external servicer to identify a group of loans in their system.
-------------------------------------------------------------------------------------------------------------------------------
BORROWER_FIRST_NAME                 First Name of the Borrower.
-------------------------------------------------------------------------------------------------------------------------------
BORROWER_LAST_NAME                  Last name of the borrower.
-------------------------------------------------------------------------------------------------------------------------------
PROP_ADDRESS                        Street Name and Number of Property
-------------------------------------------------------------------------------------------------------------------------------
PROP_STATE                          The state where the  property located.
-------------------------------------------------------------------------------------------------------------------------------
PROP_ZIP                            Zip code where the property is located.
-------------------------------------------------------------------------------------------------------------------------------
BORR_NEXT_PAY_DUE_DATE              The date that the borrower's next payment is due to the                   MM/DD/YYYY
                                    servicer at the end of processing cycle, as reported by
                                    Servicer.
-------------------------------------------------------------------------------------------------------------------------------
LOAN_TYPE                           Loan Type (i.e. FHA, VA, Conv)
-------------------------------------------------------------------------------------------------------------------------------
BANKRUPTCY_FILED_DATE               The date a particular bankruptcy claim was filed.                         MM/DD/YYYY
-------------------------------------------------------------------------------------------------------------------------------
BANKRUPTCY_CHAPTER_CODE             The chapter under which the bankruptcy was filed.
-------------------------------------------------------------------------------------------------------------------------------
BANKRUPTCY_CASE_NBR                 The case number assigned by the court to the bankruptcy
                                    filing.
-------------------------------------------------------------------------------------------------------------------------------
POST_PETITION_DUE_DATE              The payment due date once the bankruptcy has been approved                MM/DD/YYYY
                                    by the courts
-------------------------------------------------------------------------------------------------------------------------------
BANKRUPTCY_DCHRG_DISM_DATE          The Date The Loan Is Removed From Bankruptcy. Either by                   MM/DD/YYYY
                                    Dismissal, Discharged and/or a Motion For Relief Was
                                    Granted.
-------------------------------------------------------------------------------------------------------------------------------
LOSS_MIT_APPR_DATE                  The Date The Loss Mitigation Was Approved By The Servicer                 MM/DD/YYYY
-------------------------------------------------------------------------------------------------------------------------------
LOSS_MIT_TYPE                       The Type Of Loss Mitigation Approved For A Loan Such As;
-------------------------------------------------------------------------------------------------------------------------------
LOSS_MIT_EST_COMP_DATE              The Date The Loss Mitigation /Plan Is Scheduled To End/Close              MM/DD/YYYY
-------------------------------------------------------------------------------------------------------------------------------
LOSS_MIT_ACT_COMP_DATE              The Date The Loss Mitigation Is Actually Completed                        MM/DD/YYYY
-------------------------------------------------------------------------------------------------------------------------------
FRCLSR_APPROVED_DATE                The date DA Admin sends a letter to the servicer with                     MM/DD/YYYY
                                    instructions to begin foreclosure proceedings.
-------------------------------------------------------------------------------------------------------------------------------
ATTORNEY_REFERRAL_DATE              Date File Was Referred To Attorney to Pursue Foreclosure                  MM/DD/YYYY
-------------------------------------------------------------------------------------------------------------------------------
FIRST_LEGAL_DATE                    Notice of 1st legal filed by an Attorney in a Foreclosure                 MM/DD/YYYY
                                    Action
-------------------------------------------------------------------------------------------------------------------------------
FRCLSR_SALE_EXPECTED_DATE           The date by which a foreclosure sale is expected to occur.                MM/DD/YYYY
-------------------------------------------------------------------------------------------------------------------------------
FRCLSR_SALE_DATE                    The actual date of the foreclosure sale.                                  MM/DD/YYYY
-------------------------------------------------------------------------------------------------------------------------------
FRCLSR_SALE_AMT                     The amount a property sold for at the foreclosure sale.            2      No commas(,) or
                                                                                                              dollar signs ($)
-------------------------------------------------------------------------------------------------------------------------------
EVICTION_START_DATE                 The date the servicer initiates eviction of the borrower.                 MM/DD/YYYY
-------------------------------------------------------------------------------------------------------------------------------
EVICTION_COMPLETED_DATE             The date the court revokes legal possession of the property               MM/DD/YYYY
                                    from the borrower.
-------------------------------------------------------------------------------------------------------------------------------
LIST_PRICE                          The price at which an REO property is marketed.                    2      No commas(,) or
                                                                                                              dollar signs ($)
-------------------------------------------------------------------------------------------------------------------------------
LIST_DATE                           The date an REO property is listed at a particular price.                 MM/DD/YYYY
-------------------------------------------------------------------------------------------------------------------------------
OFFER_AMT                           The dollar value of an offer for an REO property.                  2      No commas(,) or
                                                                                                              dollar signs ($)
-------------------------------------------------------------------------------------------------------------------------------
OFFER_DATE_TIME                     The date an offer is received by DA Admin or by the Servicer.             MM/DD/YYYY
-------------------------------------------------------------------------------------------------------------------------------
REO_CLOSING_DATE                    The date the REO sale of the property is scheduled to close.              MM/DD/YYYY
-------------------------------------------------------------------------------------------------------------------------------
REO_ACTUAL_CLOSING_DATE             Actual Date Of REO Sale                                                   MM/DD/YYYY
-------------------------------------------------------------------------------------------------------------------------------
OCCUPANT_CODE                       Classification of how the property is occupied.
-------------------------------------------------------------------------------------------------------------------------------



-------------------------------------------------------------------------------------------------------------------------------
PROP_CONDITION_CODE                 A code that indicates the condition of the property.
-------------------------------------------------------------------------------------------------------------------------------
PROP_INSPECTION_DATE                The date a  property inspection is performed.                             MM/DD/YYYY
-------------------------------------------------------------------------------------------------------------------------------
APPRAISAL_DATE                      The date the appraisal was done.                                          MM/DD/YYYY
-------------------------------------------------------------------------------------------------------------------------------
CURR_PROP_VAL                       The current "as is" value of the property based on brokers         2
                                    price opinion or appraisal.
-------------------------------------------------------------------------------------------------------------------------------
REPAIRED_PROP_VAL                   The amount the property would be worth if repairs are              2
                                    completed pursuant to a broker's price opinion or appraisal.
-------------------------------------------------------------------------------------------------------------------------------
If applicable:
-------------------------------------------------------------------------------------------------------------------------------
DELINQ_STATUS_CODE                  FNMA Code Describing Status of Loan
-------------------------------------------------------------------------------------------------------------------------------
DELINQ_REASON_CODE                  The circumstances which caused a borrower to stop paying on a loan. Code indicates the reason why the loan is in default for this cycle.
-------------------------------------------------------------------------------------------------------------------------------
MI_CLAIM_FILED_DATE                 Date Mortgage Insurance Claim Was Filed With Mortgage                     MM/DD/YYYY
                                    Insurance Company.
-------------------------------------------------------------------------------------------------------------------------------
MI_CLAIM_AMT                        Amount of Mortgage Insurance Claim Filed                                  No commas(,) or
                                                                                                              dollar signs ($)
-------------------------------------------------------------------------------------------------------------------------------
MI_CLAIM_PAID_DATE                  Date Mortgage Insurance Company Disbursed Claim Payment                   MM/DD/YYYY
-------------------------------------------------------------------------------------------------------------------------------
MI_CLAIM_AMT_PAID                   Amount Mortgage Insurance Company Paid On Claim                    2      No commas(,) or
                                                                                                              dollar signs ($)
-------------------------------------------------------------------------------------------------------------------------------
POOL_CLAIM_FILED_DATE               Date Claim Was Filed With Pool Insurance Company                          MM/DD/YYYY
-------------------------------------------------------------------------------------------------------------------------------
POOL_CLAIM_AMT                      Amount of Claim Filed With Pool Insurance Company                  2      No commas(,) or
                                                                                                              dollar signs ($)
-------------------------------------------------------------------------------------------------------------------------------
POOL_CLAIM_PAID_DATE                Date Claim Was Settled and The Check Was Issued By The Pool               MM/DD/YYYY
                                    Insurer
-------------------------------------------------------------------------------------------------------------------------------
POOL_CLAIM_AMT_PAID                 Amount Paid On Claim By Pool Insurance Company                     2      No commas(,) or
                                                                                                              dollar signs ($)
-------------------------------------------------------------------------------------------------------------------------------
FHA_PART_A_CLAIM_FILED_DATE         Date FHA Part A Claim Was Filed With HUD                                  MM/DD/YYYY
-------------------------------------------------------------------------------------------------------------------------------
FHA_PART_A_CLAIM_AMT                Amount of FHA Part A Claim Filed                                   2      No commas(,) or
                                                                                                              dollar signs ($)
-------------------------------------------------------------------------------------------------------------------------------
FHA_PART_A_CLAIM_PAID_DATE          Date HUD Disbursed Part A Claim Payment                                   MM/DD/YYYY
-------------------------------------------------------------------------------------------------------------------------------
FHA_PART_A_CLAIM_PAID_AMT           Amount HUD Paid on Part A Claim                                    2      No commas(,) or
                                                                                                              dollar signs ($)
-------------------------------------------------------------------------------------------------------------------------------
FHA_PART_B_CLAIM_FILED_DATE         Date FHA Part B Claim Was Filed With HUD                                  MM/DD/YYYY
-------------------------------------------------------------------------------------------------------------------------------
FHA_PART_B_CLAIM_AMT                Amount of FHA Part B Claim Filed                                   2      No commas(,) or
                                                                                                              dollar signs ($)
-------------------------------------------------------------------------------------------------------------------------------
FHA_PART_B_CLAIM_PAID_DATE          Date HUD Disbursed Part B Claim Payment                                   MM/DD/YYYY
-------------------------------------------------------------------------------------------------------------------------------
FHA_PART_B_CLAIM_PAID_AMT           Amount HUD Paid on Part B Claim                                    2      No commas(,) or
                                                                                                              dollar signs ($)
-------------------------------------------------------------------------------------------------------------------------------
VA_CLAIM_FILED_DATE                 Date VA Claim Was Filed With the Veterans Admin                           MM/DD/YYYY
-------------------------------------------------------------------------------------------------------------------------------
VA_CLAIM_PAID_DATE                  Date Veterans Admin. Disbursed VA Claim Payment                           MM/DD/YYYY
-------------------------------------------------------------------------------------------------------------------------------
VA_CLAIM_PAID_AMT                   Amount Veterans Admin. Paid on VA Claim                            2      No commas(,) or
                                                                                                              dollar signs ($)
-------------------------------------------------------------------------------------------------------------------------------


Standard File Codes - Delinquency Reporting

The Loss Mit Type field should show the approved Loss Mitigation Code as follows:
  o  ASUM-   Approved Assumption
  o  BAP-    Borrower Assistance Program
  o  CO-     Charge Off
  o  DIL-    Deed-in-Lieu
  o  FFA-    Formal Forbearance Agreement
  o  MOD-    Loan Modification

  o  PRE-    Pre-Sale
  o  SS-     Short Sale
  o  MISC-   Anything else approved by the PMI or Pool Insurer

NOTE: Wells Fargo Bank will accept alternative Loss Mitigation Types to those above, provided that they are consistent with industry standards. If Loss Mitigation Types other than those above are used, the Servicer must supply Wells Fargo Bank with a description of each of the Loss Mitigation Types prior to sending the file.

The Occupant Code field should show the current status of the property code as follows:
  o  Mortgagor
  o  Tenant
  o  Unknown
  o  Vacant

The Property Condition field should show the last reported condition of the property as follows:
  o  Damaged
  o  Excellent
  o  Fair
  o  Gone
  o  Good
  o  Poor
  o  Special Hazard
  o  Unknown

The FNMA Delinquent Reason Code field should show the Reason for Delinquency as follows:

        ----------------------------------------------------------------------
        Delinquency Code         Delinquency Description
        ----------------------------------------------------------------------
        001                      FNMA-Death of principal mortgagor
        ----------------------------------------------------------------------
        002                      FNMA-Illness of principal mortgagor
        ----------------------------------------------------------------------
        003                      FNMA-Illness of mortgagor's family member
        ----------------------------------------------------------------------
        004                      FNMA-Death of mortgagor's family member
        ----------------------------------------------------------------------
        005                      FNMA-Marital difficulties
        ----------------------------------------------------------------------
        006                      FNMA-Curtailment of income
        ----------------------------------------------------------------------
        007                      FNMA-Excessive Obligation
        ----------------------------------------------------------------------
        008                      FNMA-Abandonment of property
        ----------------------------------------------------------------------
        009                      FNMA-Distant employee transfer
        ----------------------------------------------------------------------
        011                      FNMA-Property problem
        ----------------------------------------------------------------------
        012                      FNMA-Inability to sell property
        ----------------------------------------------------------------------
        013                      FNMA-Inability to rent property
        ----------------------------------------------------------------------
        014                      FNMA-Military Service
        ----------------------------------------------------------------------
        015                      FNMA-Other
        ----------------------------------------------------------------------
        016                      FNMA-Unemployment
        ----------------------------------------------------------------------
        017                      FNMA-Business failure
        ----------------------------------------------------------------------
        019                      FNMA-Casualty loss
        ----------------------------------------------------------------------
        022                      FNMA-Energy environment costs
        ----------------------------------------------------------------------
        023                      FNMA-Servicing problems
        ----------------------------------------------------------------------
        026                      FNMA-Payment adjustment
        ----------------------------------------------------------------------
        027                      FNMA-Payment dispute
        ----------------------------------------------------------------------
        029                      FNMA-Transfer of ownership pending
        ----------------------------------------------------------------------
        030                      FNMA-Fraud
        ----------------------------------------------------------------------
        031                      FNMA-Unable to contact borrower
        ----------------------------------------------------------------------
        INC                      FNMA-Incarceration
        ----------------------------------------------------------------------

The FNMA Delinquent Status Code field should show the Status of Default as follows:

       -----------------------------------------------------------------------
            Status Code        Status Description
       -----------------------------------------------------------------------
                09             Forbearance
       -----------------------------------------------------------------------
                17             Pre-foreclosure Sale Closing Plan Accepted
       -----------------------------------------------------------------------
                24             Government Seizure
       -----------------------------------------------------------------------
                26             Refinance
       -----------------------------------------------------------------------
                27             Assumption
       -----------------------------------------------------------------------
                28             Modification
       -----------------------------------------------------------------------
                29             Charge-Off
       -----------------------------------------------------------------------
                30             Third Party Sale
       -----------------------------------------------------------------------
                31             Probate
       -----------------------------------------------------------------------
                32             Military Indulgence
       -----------------------------------------------------------------------
                43             Foreclosure Started
       -----------------------------------------------------------------------
                44             Deed-in-Lieu Started
       -----------------------------------------------------------------------
                49             Assignment Completed
       -----------------------------------------------------------------------
                61             Second Lien Considerations
       -----------------------------------------------------------------------
                62             Veteran's Affairs-No Bid
       -----------------------------------------------------------------------
                63             Veteran's Affairs-Refund
       -----------------------------------------------------------------------
                64             Veteran's Affairs-Buydown
       -----------------------------------------------------------------------
                65             Chapter 7 Bankruptcy
       -----------------------------------------------------------------------
                66             Chapter 11 Bankruptcy
       -----------------------------------------------------------------------
                67             Chapter 13 Bankruptcy
       -----------------------------------------------------------------------

                                   EXHIBIT D


Calculation of Realized Loss/Gain Form 332- Instruction Sheet
     NOTE: Do not net or combine items. Show all expenses individually and all credits as separate line items. Claim packages are due on the remittance report date. Late submissions may result in claims not being passed until the following month. The Servicer is responsible to remit all funds pending loss approval and /or resolution of any disputed items.


The numbers on the 332 form correspond with the numbers listed below.

     Liquidation and Acquisition Expenses:
     -------------------------------------
     1. The Actual Unpaid Principal Balance of the Mortgage Loan. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

     2. The Total Interest Due less the aggregate amount of servicing fee that would have been earned if all delinquent payments had been made as agreed. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.
     3. Accrued Servicing Fees based upon the Scheduled Principal Balance of the Mortgage Loan as calculated on a monthly basis. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

     4-12. Complete as applicable. Required documentation:

                          * For taxes and insurance advances - see page 2 of 332 form - breakdown required showing period of coverage, base tax, interest, penalty. Advances prior to default require evidence of servicer efforts to recover advances.

                          * For escrow advances - complete payment history

                          (to calculate advances from last positive escrow balance forward)

                          * Other expenses - copies of corporate advance history showing all payments

                          * REO repairs > $1500 require explanation

                          * REO repairs >$3000 require evidence of at least 2 bids.

                          * Short Sale or Charge Off require P&L supporting the decision and WFB's approved Officer Certificate

                          * Unusual or extraordinary items may require further documentation.

     13.  The total of lines 1 through 12.

     Credits:
     --------

-------------------------------------------------------------------------------

           (C) Copyright Wells Fargo Bank, Corporate Trust Services

     14-21. Complete as applicable. Required documentation:

                          * Copy of the HUD 1 from the REO sale. If a 3rd Party Sale, bid instructions and Escrow Agent / Attorney

                          Letter of Proceeds Breakdown.

                          * Copy of EOB for any MI or gov't guarantee

                          * All other credits need to be clearly defined on the 332 form

     22.  The total of lines 14 through 21.

     Please Note: For HUD/VA loans, use line (18a) for Part A/Initial proceeds and line (18b) for Part B/Supplemental proceeds.

     Total Realized Loss (or Amount of Any Gain)
     -------------------------------------------
     23.  The total derived from subtracting line 22 from 13. If the amount
          represents a realized gain, show the amount in parenthesis (   ).





-------------------------------------------------------------------------------
                                 Page 2 of 23
  Please be advised that failure to comply with ANY or all of the guidelines entailed herein may result in issuance of late reporting fees.
           (C) Copyright Wells Fargo Bank, Corporate Trust Services
       Contact us with Reporting Questions: CTSDefaultSRG@WellsFargo.com

Calculation of Realized Loss/Gain Form 332

         Prepared by:  __________________                  Date:  ____________
         Phone:  ______________________   Email Address:_____________________


----------------------    -------------------    ----------------------------
|  Servicer Loan No. |    | Servicer Name   |    |   Servicer Address        |
|                    |    |                 |    |                           |
|                    |    |                 |    |                           |
----------------------    -------------------    ----------------------------

     WELLS FARGO BANK, NATIONAL ASSOCIATION Loan
     No._____________________________

     Borrower's Name: _________________________________________________________
     Property Address: ________________________________________________________

     Liquidation Type:  REO Sale      3rd Party Sale   Short Sale   Charge Off

     Was this loan granted a Bankruptcy deficiency or cramdown     Yes     No
     If "Yes", provide deficiency or cramdown amount ________________________

     Liquidation and Acquisition Expenses:
     (1)  Actual Unpaid Principal Balance of Mortgage Loan $ ____________  (1)
     (2)  Interest accrued at Net Rate                      ______________ (2)
     (3)  Accrued Servicing Fees                            ______________ (3)
     (4)  Attorney's Fees                                   ______________ (4)
     (5)  Taxes (see page 2)                                ______________ (5)
     (6)  Property Maintenance                              ______________ (6)
     (7)  MI/Hazard Insurance Premiums (see page 2)         ______________ (7)
     (8)  Utility Expenses                                  ______________ (8)
     (9)  Appraisal/BPO                                     ______________ (9)
     (10) Property Inspections                              ______________ (10)
     (11) FC Costs/Other Legal Expenses                     ______________ (11)
     (12) Other (itemize)                                   ______________ (12)
              Cash for Keys__________________________       ______________ (12)
              HOA/Condo Fees_______________________         ______________ (12)
              ______________________________________        ______________ (12)

              Total Expenses                               $ _____________ (13)
     Credits:
     (14) Escrow Balance                                   $ _____________ (14)
     (15) HIP Refund                                        ______________ (15)
     (16) Rental Receipts                                   ______________ (16)
     (17) Hazard Loss Proceeds                              ______________ (17)


-------------------------------------------------------------------------------
                                 Page 3 of 23
  Please be advised that failure to comply with ANY or all of the guidelines entailed herein may result in issuance of late reporting fees.
           (C) Copyright Wells Fargo Bank, Corporate Trust Services
       Contact us with Reporting Questions: CTSDefaultSRG@WellsFargo.com

     (18) Primary Mortgage Insurance / Gov't Insurance      ______________ (18a)
     HUD Part A
                                                            ______________ (18b)
     HUD Part B
     (19) Pool Insurance Proceeds                           ______________ (19)
     (20) Proceeds from Sale of Acquired Property           ______________ (20)
     (21) Other (itemize)                                   ______________ (21)
          _________________________________________         ______________ (21)

          Total Credits                                     $______________(22)
     Total Realized Loss (or Amount of Gain)                $______________(23)

-------------------------------------------------------------------------------
                                 Page 4 of 23
  Please be advised that failure to comply with ANY or all of the guidelines entailed herein may result in issuance of late reporting fees.
           (C) Copyright Wells Fargo Bank, Corporate Trust Services
       Contact us with Reporting Questions: CTSDefaultSRG@WellsFargo.com

Escrow Disbursement Detail

----------------|-----------------|------------------|----------------|-----------------|----------------|-----------------|
      Type      |     Date Paid   |     Period of    |   Total Paid   |    Base Amount  |    Penalties   |     Interest    |
   (Tax /Ins.)  |                 |     Coverage     |                |                 |                |                 |
----------------|-----------------|------------------|----------------|-----------------|----------------|-----------------|
                |                 |                  |                |                 |                |                 |
                |                 |                  |                |                 |                |                 |
                |                 |                  |                |                 |                |                 |
----------------|-----------------|------------------|----------------|-----------------|----------------|-----------------|
                |                 |                  |                |                 |                |                 |
                |                 |                  |                |                 |                |                 |
                |                 |                  |                |                 |                |                 |
----------------|-----------------|------------------|----------------|-----------------|----------------|-----------------|
                |                 |                  |                |                 |                |                 |
                |                 |                  |                |                 |                |                 |
                |                 |                  |                |                 |                |                 |
----------------|-----------------|------------------|----------------|-----------------|----------------|-----------------|
                |                 |                  |                |                 |                |                 |
                |                 |                  |                |                 |                |                 |
                |                 |                  |                |                 |                |                 |
----------------|-----------------|------------------|----------------|-----------------|----------------|-----------------|
                |                 |                  |                |                 |                |                 |
                |                 |                  |                |                 |                |                 |
                |                 |                  |                |                 |                |                 |
----------------|-----------------|------------------|----------------|-----------------|----------------|-----------------|
                |                 |                  |                |                 |                |                 |
                |                 |                  |                |                 |                |                 |
                |                 |                  |                |                 |                |                 |
----------------|-----------------|------------------|----------------|-----------------|----------------|-----------------|
                |                 |                  |                |                 |                |                 |
                |                 |                  |                |                 |                |                 |
                |                 |                  |                |                 |                |                 |
----------------|-----------------|------------------|----------------|-----------------|----------------|-----------------|
                |                 |                  |                |                 |                |                 |
                |                 |                  |                |                 |                |                 |
                |                 |                  |                |                 |                |                 |
----------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                                 Page 5 of 23
  Please be advised that failure to comply with ANY or all of the guidelines entailed herein may result in issuance of late reporting fees.
           (C) Copyright Wells Fargo Bank, Corporate Trust Services
       Contact us with Reporting Questions: CTSDefaultSRG@WellsFargo.com